Exhibit 10.1
Sixth Amendment
to
Loan and Security Agreement
     THIS SIXTH AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into as of December 22, 2008, by and between SILICON VALLEY BANK (“Bank”), on the one side, and
     EV3 ENDOVASCULAR, INC., a Delaware corporation,
     EV3 INTERNATIONAL, INC., a Delaware corporation,
     MICRO THERAPEUTICS, INC., a Delaware corporation, and
     FOXHOLLOW TECHNOLOGIES, INC., a Delaware corporation
(collectively and jointly and severally referred to as “Borrowers”), whose address is c/o ev3 Inc., 9600 54th Avenue North, Plymouth, MN 55442, on the other side.
Recitals
     A. Bank and Borrowers have entered into that certain Loan and Security Agreement dated as of an Effective Date of June 28, 2006 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”). The Obligations of the Borrowers have been guarantied by, among others, the following companies, in favor of Bank: ev3 Inc., a Delaware corporation; Micro Therapeutics International, Inc., a Delaware corporation; and ev3 Peripheral, Inc., a Minnesota corporation (collectively, the “Guarantors”).
     B. Bank has extended credit to Borrowers for the purposes permitted in the Loan Agreement.
     C. Borrowers have requested that Bank amend the Loan Agreement to modify certain financial covenants and certain other provisions of the Loan Agreement.
     D. Bank has agreed to so amend the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
Agreement
     Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
     1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

     2. Amendments to Loan Agreement.
          2.1 Section 6.7 (Financial Covenants). Section 6.7 of the Loan Agreement is hereby amended and restated in its entirety to read as follows, effective on the date hereof:
“6.7 Financial Covenants.
“Parent shall maintain at all times, to be tested as of the last day of each month, unless otherwise noted, on a consolidated basis with respect to Parent and its Subsidiaries:
“(a) Adjusted Quick Ratio. A ratio of Qualified Quick Assets to Current Liabilities of at least 0.75 to 1.00.
“(b) EBITDA. EBITDA for each fiscal quarter listed in the table below, which shall be tested as of the last calendar day of such fiscal quarter, shall equal or exceed the minimum EBITDA requirement listed next to such fiscal quarter period:

Minimum
Period	EBITDA
Fiscal quarter ending December 31, 2008	$2,500,000.
Fiscal quarter ending March 30, 2009	$2,500,000.
Fiscal quarter ending June 29, 2009	$5,000,000.
Fiscal quarter ending September 28, 2009	$7,500,000.
Fiscal quarter ending December 31, 2009, and each fiscal quarter thereafter	$10,000,000.
          2.2 “EBITDA”. The definition of “EBITDA” in Section 13.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows, effective on the date hereof:
“‘EBITDA’ for any period, means (i) the sum, without duplication, of the amounts for such period of (a) consolidated Net Income, plus (b) consolidated Interest Expense, plus (c) provisions for taxes based on income, plus (d) total depreciation expense, plus (e) total amortization expense, plus (f) other non-cash items reducing consolidated Net Income including any non-cash compensation expense as well as any non-cash impairment of goodwill or other intangible assets (excluding any such non-cash item to the extent that it represents an accrual or reserve for a potential cash payment in any future period or an expense of a prepaid cash item that was paid in a prior period), minus (ii) the sum, without duplication of the amounts for such period of (a) non-cash items increasing consolidated Net Income for such period (excluding any such non-cash item to the extent it represents the reversal of an accrual or reserve for potential cash item in any prior period), plus (b) interest income.”
          2.3 Interest Rate. Sections 2.3(a)(i) and (iii) of the Loan Agreement are each hereby amended and restated in their entirety to read as follows, effective on the date hereof:
“(a) Interest Rate.
“(i) Advances. Subject to Section 2.3(b), the principal amount outstanding under the Revolving Line shall accrue interest at a floating per annum rate equal to the Prime Rate plus one-half of one percent (0.50%) per annum, which interest shall be payable monthly in accordance with Section 2.3(f) below.”
“(iii) Term Loan. Subject to Section 2.3(b), the principal amount outstanding of the Term Loan shall accrue interest at a floating per annum rate equal to the Prime Rate plus one percent (1.00%) per annum, which interest shall be payable monthly in accordance with Section 2.3(f) below.”
          2.4 Exhibit D (Compliance Certificate). Exhibit D to the Loan Agreement is hereby replaced by Exhibit A hereto.
          2.5 Conforming Changes. In addition to implement the foregoing, the definition of “Tangible Net Worth” and all references to the defined term “Tangible Net Worth,” including but not limited to any “Tangible Net Worth” financial covenant applicable to the Parent and its Subsidiaries, in any of the Loan Documents is hereby removed and deleted.
     3. Limitation of Amendments.
          3.1 The amendments set forth herein are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any other transaction or to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.
          3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed, shall remain in full force and effect, and are incorporated herein by reference.
     4. Representations and Warranties. To induce Bank to enter into this Amendment, each Borrower hereby represents and warrants to Bank as follows:
          4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;
          4.2 Each Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
          4.3 The organizational documents of each Borrower previously delivered to Bank remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
          4.4 The execution and delivery by each Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;
          4.5 The execution and delivery by each Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting any Borrower, (b) any contractual restriction with a Person binding on any Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on any Borrower, or (d) the organizational documents of any Borrower;
          4.6 The execution and delivery by each Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on any Borrower, except as already have been obtained or made; and
          4.7 This Amendment has been duly executed and delivered by each Borrower and is the binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
     5. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     6. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery of this Amendment by each party hereto, and (b) Bank’s receipt of the Acknowledgment of Amendment and Reaffirmation of Guaranty substantially in the form attached hereto as Schedule 1, duly executed and delivered by each Guarantor named thereon.
     7. Expenses. Without limitation on the terms of the Loan Documents, Borrowers agree to reimburse Bank for all its costs and expenses (including reasonable attorneys’ fees) incurred in connection with this Amendment. Bank is authorized to charge said fees, costs and expenses to Borrowers’ loan account or any of Borrowers’ deposit accounts maintained with Bank.
[ Signature Page Follows ]

     In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.
Borrowers:

EV3 ENDOVASCULAR, INC.		EV3 INTERNATIONAL, INC.

By:	/s/ Patrick D. Spangler	By:	/s/ Patrick D. Spangler

Name:	Patrick D. Spangler	Name:	Patrick D. Spangler
Title:	Vice President and Chief Financial Officer	Title:	Treasurer

MICRO THERAPEUTICS, INC.		FOXHOLLOW TECHNOLOGIES, INC.

By:	/s/ Patrick D. Spangler	By:	/s/ Patrick D. Spangler

Name:	Patrick D. Spangler	Name:	Patrick D. Spangler
Title:	Chief Financial Officer and Treasurer	Title:	Chief Financial Officer and Treasurer

Bank:

SILICON VALLEY BANK

By:	/s/ Kimberly A. Stover

Name:	Kimberly A. Stover
Title:	Relationship Manager
[Signature Page—Sixth Amendment to Loan and Security Agreement]

EXHIBIT A
TO
SIXTH AMENDMENT
TO LOAN AND SECURITY AGREEMENT
EXHIBIT D
COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK	Date:
FROM: ev3 Endovascular, Inc.; ev3 International, Inc.; Micro Therapeutics, Inc.; FoxHollow Technologies, Inc. (the foregoing are referred to as “Borrowers”); and ev3 Inc. (“Parent”)
The undersigned authorized officers of Borrowers and Parent certify that under the terms and conditions of the Loan and Security Agreement between Borrowers and Bank (the “Agreement”), (1) Borrowers are in complete compliance for the period ending                      with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrowers, Parent, and each of its Subsidiaries have timely filed all required tax returns and reports, and Borrowers, Parent, and each of its Subsidiaries have timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by them except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, (5) no Liens have been levied or claims made against Borrowers, Parent, or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrowers have not previously provided written notification to Bank, and (6) attached hereto is an organizational chart showing Parent’s ownership of its Subsidiaries, Parent’s Subsidiaries’ ownership of any Subsidiaries, and so forth for all Subsidiaries of Subsidiaries. Also attached are the required documents supporting the certification. The undersigned certify that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledge that no borrowings may be requested at any time or date of determination that Borrowers are not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.
Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
10-K with Compliance Certificate	Within 5 days of filing with SEC but within 120 days FYE	Yes No
10-Q with Compliance Certificate	Within 5 days of filing with SEC but within 45 days FQE	Yes No
8-K	Within 5 days after filing with SEC	Yes No
Borrowing Base Certificate (if applicable), A/R & A/P Agings, cash balance reports, inventory reports	Monthly within 30 days	Yes No
Annual financial projections	Prior to FYE for following year	Yes No

Financial Covenant	Required	Actual		Complies
Maintain at all times:
Adjusted Quick Ratio, tested monthly	0.75:1.00		:1.00	Yes No

EBITDA (FQ ending 12/31/08)	$2,500,000	$		Yes No

EBITDA (FQ ending 3/30/09)	$2,500,000	$		Yes No

EBITDA (FQ ending 6/29/09)	$5,000,000	$		Yes No

EBITDA (FQ ending 9/28/09)	$7,500,000	$		Yes No

EBITDA (FQ ending 12/31/09)	$10,000,000	$		Yes No

EBITDA (each fiscal quarter thereafter)	$10,000,000	$		Yes No

     Amount and locations of cash, Cash Equivalents and investments:                                         .
     Other (e.g., legal actions):                                         .
     Set forth in Schedule 1 attached hereto are the calculations supporting the financial covenants, which are true and accurate as of the date of this Certificate.
     The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

BANK USE ONLY

Received by:
authorized signer

Date:

Verified:
authorized signer

Date:

Compliance Status: Yes No
[Signatures continued to next page]

EV3 ENDOVASCULAR, INC.	EV3 INC.

By:	By:

Name:	Name:

Title:	Title:

EV3 INTERNATIONAL, INC.	FOXHOLLOW TECHNOLOGIES, INC.

By:	By:

Name:	Name:

Title:	Title:

MICRO THERAPEUTICS, INC.

By:
Name:
Title:

Schedule 1 to Compliance Certificate
Financial Covenants of Borrower

SCHEDULE 1
TO
SIXTH AMENDMENT
TO LOAN AND SECURITY AGREEMENT
ACKNOWLEDGEMENT OF AMENDMENT
AND REAFFIRMATION OF GUARANTY
December 22, 2008
Silicon Valley Bank
301 Carlson Parkway, Suite 255
Minnetonka, MN 55305
Attn: Jay McNeil
Re:	Silicon Valley Bank/ev3 Inc.
Gentlemen:
     Reference is made to (i) the Loan and Security Agreement (as amended from time to time, the “Loan Agreement”), dated as of an Effective Date of June 28, 2006, between Silicon Valley Bank (“Bank”), on the one side, and ev3 Endovascular, Inc., ev3 International, Inc., Micro Therapeutics, Inc., and FoxHollow Technologies, Inc. (collectively, the “Borrowers”) (FoxHollow Technologies, Inc. became a party to the Loan Agreement pursuant to the Assumption Agreement and Fourth Amendment to Loan and Security Agreement, dated December 14, 2007, entered into among Bank and the Borrowers), on the other side, and (ii) the Sixth Amendment to Loan and Security Agreement (the “Amendment”), of substantially even date, between Bank and Borrowers. (Capitalized terms used but not defined herein shall have the meanings given to them in the Loan Agreement.)
     The undersigned (each a “Guarantor”) are each parties to that certain Amended Unconditional Guaranty, dated as of December 14, 2007, in favor of Bank (the “Guaranty”). Each Guarantor agrees that:
     Section 1. It acknowledges and confirms that it has reviewed and approved the terms and conditions of the Amendment.
     Section 2. It consents to the Amendment and agrees that the Guaranty shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of the Amendment or any other document or instrument delivered in connection herewith.

     Section 3. It represents and warrants that, after giving effect to the Amendment, all representations and warranties contained in the Guaranty are true, accurate and complete as if made the date hereof.
     Section 4. This agreement may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.
     This agreement, the Guaranty, and the other written agreements entered into in connection with the Guaranty constitute and contain the entire agreement of the parties and supersede any and all prior and contemporaneous agreements, negotiations, correspondence, understandings and communications between the undersigned and Bank, whether written or oral, respecting the subject matter hereof. This agreement shall be construed in connection with and as a part of the Guaranty and the terms of the Guaranty are incorporated herein.
[ Signature Page Follows ]

Guarantor

ev3 Inc., a Delaware corporation		Micro Therapeutics International, Inc., a Delaware Corporation

By:	/s/ Patrick D. Spangler	By:	/s/ Patrick D. Spangler

Name:	Patrick D. Spangler	Name:	Patrick D. Spangler
Title:	Senior Vice President, Chief Financial Officer, and Treasurer	Title:	Treasurer

ev3 Peripheral, Inc., a Minnesota corporation

By:	/s/ Patrick D. Spangler
Name:	Patrick D. Spangler
Title:	Treasurer
[Signature Page—Acknowledgement of Sixth Amendment and Reaffirmation of Guaranty]